FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

             Date of Report:   November 15, 2004


                       BORGWARNER INC.
   (Exact name of registrant as specified in its charter)


           Delaware              1-12162
                                                    13-3404508
     (State of Incorporation)(Commission File No.)  (IRS
     Employer                          Identification No.)

               5435 Corporate Drive, Suite 150
                       Troy, MI 48098
          (Address of principal executive offices)

    Registrant's telephone number, including area code:
                       (248) 373-5550

     [ ]   Written communications pursuant to Rule 425
           under the Securities Act (17 CFR 230.425)
     [ ]   Soliciting material pursuant to Rule 14a-12
           under the Exchange Act (17 CFR 240.14a-12)
     [ ]   Pre-commencement communications pursuant to Rule
           14d-2(b) under the Exchange Act (17 CFR
           240.14d-2[b])
     [ ]   Pre-commencement communications pursuant to Rule
           13e-4[c] under the Exchange Act (17 CFR
           240.13e-4[c])


     Item 5.02 Departure of Directors or Principal
           Officers; Election of             Directors;
           Appointment of Principal Officers

           On November 15, 2004, BorgWarner Inc. (the
     "Company") announced that the Board of Directors increased the size of the Board to ten members, and appointed David T. Brown as a member of the Company's board. Mr. Brown was appointed to serve as a Class
     III director, continuing in office until the Company's
     2005 annual stockholders' meeting. At this time, it has not been determined on which Board committees Mr.
     Brown will serve.

           A copy of the press release announcing Mr.
     Brown's appointment as a director of the Company is attached as Exhibit 99.1, and is incorporated herein by reference.

      Item 9.01   Financial Statements and Exhibits

           [c]    Exhibits

           99.1   Press Release, dated November 15, 2004,
                  announcing Mr. Brown's appointment as a
                  director of the Company.

     SIGNATURES

           Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BORGWARNER INC.



                         By: /s/ Vincent M. Lichtenberger
                         --------------------------------
                         Vincent M. Lichtenberger
                         Assistant Secretary

     Dated: November 15, 2004